Exhibit 10.3

MEMORANDUM OF LOAN

This Memorandum is made on 21st day of December 2022.

BY AND BETWEEN

Mr. Jonathan Chong Teik Cheh, holder of NRIC No. 650417-04-5015, residing at ______.

(Hereinafter referred to as the “Lender”) AND

EUPEC International, a company incorporated in France with company registration number 912 832 003 RCS Dunkirk and having its registered office at Rue du Comte Jean, Port 3060, 59760 Grand Synthe, FRANCE (hereinafter referred to as the “Borrower”).

Terms of Loan

1.	The Lender agrees to advance to the Borrower a loan in the principal sum of EUR 188,772.23 (Euro One Hundred Eighty-Eight Thousand Seven Hundred Seventy-Two and Twenty-Three Cents) (“Loan”).

2.	The Loan is interest-free.

3.	The Loan shall be repayable on demand by the Lender.

4.	The Loan was disbursed in two tranches as follows:

i)	EUR 179,807.86 on 26th September 2022 via bank transfer; and

ii)	EUR 8,964.37 on 21st December 2022 via bank transfer.

5.	The Borrower shall apply the Loan solely for the purpose of working capital and project funding

Acknowledgment

The Borrower acknowledges receipt of the Loan and agrees to repay the same upon demand by the Lender.

SIGNED by the Lender

/s/ Jonathan Chong Teik Cheh
Name:	Jonathan Chong Teik Cheh

SIGNED for and on behalf of the Borrower.

/s/ Hassan Nilou
Name:	Hassan Nilou
Designation: General Manager
For EUPEC International